Code
of
Ethics

Updated: March 15, 2023

AMANA MUTUAL FUNDS TRUST
SATURNA INVESTMENT TRUST
SATURNA CAPITAL CORPORATION
SATURNA BROKERAGE SERVICES, INC.
SATURNA TRUST COMPANY
SATURNA SDN. BHD.

Preamble

At
all
times,
our
clients'
interests
must
come
first.
We
must
maintain
the
integrity
of
our
business
by
promoting
ethical
conduct,
creating
a
culture of compliance and avoiding even the appearance of impropriety. We must not take inappropriate advantage of our positions and access to information. We are all expected to protect and preserve the confidentiality of information entrusted to us by our clients.

All
persons
must
comply
with
all
applicable
securities
laws,
rules
and
regulations,
as
well
as
the
rules
of
applicable
self-regulatory
organizations such as the Financial Industry Regulatory Authority.

The
board
of
directors
of
Saturna
Capital
Corporation,
acting
for
itself
and
its
subsidiaries,
and
the
board
of
trustees
of
both
Saturna
Investment Trust and Amana Mutual Funds Trust independently adopted this Code of Ethics to assist in maintaining the highest standards of conduct.
Saturna
Capital
and
its
affiliates
encourage
private
investment
activities,
but
such
activities
must
be
carried
out
within
the
letter
and
spirit
of
this Code.
Each
of
these
boards
must
approve
any
material
change
to
this
Code
of
Ethics.
Questions
should
be
brought
to
the
attention
of
the
Chief Compliance Officer.

By
accepting
employment
with
the
Adviser
and/or
its
subsidiaries,
or
association
with
a
Fund,
you
have
agreed
to
be
bound
by
this
Code.
This Code is a part of the Saturna Manual, which governs the operations of Saturna Capital and its affiliates. Each employee annually certifies in writing his understanding of and intention to comply with this Code.

This
Code
does
not
attempt
to
identify
all
possible
conflicts
of
interest,
and
literal
compliance
with
each
of
its
specific
provisions
will
not
shield
you from liability for front running client orders with personal trading or other unethical conduct or conduct that violates a fiduciary duty.

Section 1 - Definitions

"Adviser"
means
Saturna
Capital
Corporation,
including
any
of
its
subsidiaries.
Adviser
does
not
include
any
consultant
or
sub-advisor whose only role is to advise on general principles
"Access Person"
means a trustee, director, officer, or employee of a Fund or the Adviser. It does not include an Independent Trustee or Independent
Director
unless
in
connection
with
his
or
her
regular
functions
or
duties
the
Trustee
or
Director
makes,
participates
in,
or
obtains information regarding, the purchase or sale of Reportable Securities by a Fund, or whose functions relate to the making of any recommendation with respect to such purchases or sale
"Beneficial Ownership"
has the same meaning as used in Rule 16a-1(a)(2) under the U.S. Securities Exchange Act of 1934. "Direct or indirect beneficial ownership" means direct or indirect influence or control or ownership of any beneficial interest. The terms of Rule 16a are incorporated herein by reference and shall control any determination hereunder. In general, and without limiting the foregoing, a person has Beneficial Ownership in any securities held (i) by members of a person's immediate family sharing the same household; provided, however, that the
presumption
of
such
Beneficial
Ownership
may
be
rebutted;
or
(ii)
by
related
partnerships,
trusts,
corporations
or
other
arrangements "Business Entertainment" means ordinary and usual business entertainment such as an occasional meal, ticket to a sporting event or theater,
or
comparable
entertainment,
so
long
as
it
is
neither
so
frequent
nor
so
extensive
as
to
raise
any
question
of
propriety
and
the
person providing the Business Entertainment must accompany the recipient to any such function
"Chief Compliance Officer"
means the person designated by the Adviser and the Fund to act in that capacity under Rule 38a1 of the U.S. Investment Company Act of 1940 or similar authority. Any action, duty, or responsibility delegated to the Chief Compliance Officer under this Code of
Ethics
may,
in
his
absence,
(and
shall,
with
respect
to
actions
involving
the
personal
transactions
of
the
Chief
Compliance
Officer)
be performed by another Compliance Officer or the President. Any action, duty or responsibility of Saturna Capital's Chief Compliance Officer under this Code is the responsibility of the Compliance Officer of a subsidiary where such Officer is employed
"Fund"
means
any
registered
investment
company
adopting
this
Code
of
Ethics
"Gift"
includes
anything
of
value,
but
does
not
include
ordinary
and
usual
"Business
Entertainment"
"Independent
Trustee
or
Director"
means
an
independent
Trustee
of
a
Fund
or
an
independent
Director
of
the
Adviser.
An
independent Trustee is a trustee who is not an “interested person” of a Fund within the meaning of Section 2(a)(19) of the 1940 Act. An independent Director is a director who
is
not
an
“interested
person”
of
the
Adviser
within
the
meaning
of
Section
2(a)(19)(B)
of
the
1940
Act
for
any
reason
other
than
as
a director of the Adviser and as an owner of direct or beneficial interests in Saturna Capital (but owner of no more than 5% of Saturna Capital’s outstanding voting securities), and (ii) who has no involvement with the day-to-day operations of the Funds or the Adviser
“Initial
Public
Offering”
means
an
offering
of
securities
registered
under
the
Securities
Act
of
1933,
the
issuer
of
which,
immediately
before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934
“Limited
Offering”
means
an
offering
that
is
exempt
from
registration
under
the
Securities
Act
of
1933
pursuant
to
Section
4(2)
or
Section
4
(6)
or
pursuant
to
Rule
504,
505,
or
506
under
the
Securities
Act
of
1933
"President"
means
the
president
of
Saturna
Capital,
the
president
of
a
subsidiary
of
Saturna
Capital
relating
to
employees
of
that
subsidiary, or the president of a Fund
“Portfolio
Manager"
means
the
person
(or
one
of
the
persons)
responsible
for
the
day-to-day
management
of
a
Fund,
other
pooled
vehicles, or the portfolio of an individually managed account
"Reporting
Account"
means
the
account(s)
maintained
by
Access
Persons
for
reporting
transactions
covered
by
this
Code
on
Saturna's
own portfolio system (NEPTUNE), or on any other portfolio system having the monitoring functionality required by the Chief Compliance Officer "Reportable Security" means any note, stock, treasury stock, security future, bond, debenture, evidence of indebtedness, mutual funds advised by Saturna Capital, hedge funds, unit trusts, and exchange-traded funds, interests in limited partnerships, shares of limited offerings, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, pre-organization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option or privilege on any security (including a certificate of deposit) or on any group or index of securities
(including
any
interest
therein
or
based
on
the
value
thereof)
or
any
put,
call,
straddle,
option,
or
privilege
entered
into
on
a
national securities exchange relating to foreign currency, or in general, any interest commonly known as a “security”, or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing. Reportable Security does not include direct obligations of the Government of the United States (for any foreign subsidiary this would be direct obligations of their government) including short-term debt securities that are government securities within the meaning of law, bankers'
acceptances,
bank
certificates
of
deposit,
commercial
paper,
repurchase
agreements,
other
high-quality
short-term
debt
instruments, shares of registered open-end investment companies where Saturna Capital does not act an adviser, shares issued by unit investment trusts that are invested exclusively in one or more open-end funds, 529 plans, variable contracts, and shares issued by money-market funds
.

Section 2 - Prohibited Transactions

1.

Personal
Profit
from
Knowledge
of
Client
Transactions.
No
person
covered
by
this
code
may
use
actual
knowledge
of
client transactions to profit from such transactions.
2.

Conflicting
Trades
.
No
Access
Person
shall
purchase
or
sell
any
Reportable
Security
or
derivative
thereon
in
which
he
has,
or
because of such order will acquire, any direct or indirect Beneficial Ownership, when to their knowledge, any Fund or client of the Adviser has a pending order.
However,
an
Access
Person
may
participate
as
part
of
a
"bunch"
order
with
simultaneous
client
transactions.
The
Adviser must determine that the “bunching” is consistent with best execution and no client is disadvantaged.
3.

Portfolio Manager and Trade Desk Personnel Restrictions.
Portfolio Managers and Trade Desk Personnel handling Fund and or advisory client orders and any account in which they have a Beneficial Ownership are limited to transactions in registered open-end investment companies,
exchange-traded
funds,
securities
excluded
from
the
definition
of
Reportable
Security,
and
transactions
in
Saturna Capital stock. Transactions in Reportable Securities acquired prior to appointment as a Portfolio Manager or to the Trade Desk are exempted from this restriction to the extent that the transactions reduce an existing position. Likewise, transactions in Reportable Securities acquired through inheritance or gift after appointment are exempted from this restriction to the extent that the transactions reduce an existing position.
4.

Initial
Public
Offering.
No
Access
Person
may
directly
or
indirectly
acquire
beneficial
ownership
in
any
security
in
an
initial
public
offering.
5.

Limited
Offering
(commonly
referred
to
as
a
Private
Placement).
No
Access
Person
may
directly
or
indirectly
acquire
beneficial ownership in any security in a limited offering.
6.

Principal
Transactions.
No
Access
Person
nor
the
Adviser
may
effect
a
transaction
as
principal
with
a
client.

7.

Insider
Trading.

a.

All
directors,
trustees,
officers
or
employees
of
a
Fund,
or
the
Adviser
are
prohibited
from
trading
in
any
security,
either
personally
or
on behalf of others, including clients, on the basis of material non-public information or communicating material non-public information to others in violation of the law.
b.

Persons
who
are
aware
of
the
misuse
of
material
nonpublic
information
should
report
such
misuse
to
the
Chief
Compliance
Officer.
8.

Investment
recommendation
disclosures.
No
Access
Person
may
recommend
or
attempt
to
cause
any
securities
transactions
by
a client or participate in any investment decision without disclosing his interest in the securities.
9.

Unlawful
Actions.
No
Access
Person
in
connection
with
the
purchase
or
sale,
directly
or
indirectly,
of
a
security
held
or
to
be
acquired
by a Fund as defined in Rule 17j-1 may:
a.

Employ
any
device,
scheme
or
artifice
to
defraud
any
client;
b.

Make
any
untrue
statement
of
a
material
fact
to,
or
omit
to
state
a
material
fact
to,
any
client;
c.

Engage
in
any
act,
practice
or
course
of
business
that
operates
or
would
operate
as
a
fraud
or
deceit
on
any
client;
or
d.

Engage
in
any
manipulative
practice
with
regard
to
any
client.

Section 3 - Reporting and Approvals

1.

Independent
Trustees
and
Independent
Directors.
An
Independent
Trustee
or
Independent
Director
need
not
make
a
transaction
report pursuant to this section unless he, at the time he executes a transaction in a Reportable Security, knew or in the ordinary course of fulfilling his official duties, should have known that during the fifteen (15) calendar day period immediately before his transaction, a Fund purchased or sold the security, or the Fund or its Adviser considered purchasing or selling the security. In the event that this provision is triggered, the Trustee or Director may rely on paragraph (6)(c) of this Section to meet their quarterly reporting obligation.
2.

Reporting
Accounts.
No
Access
Persons
may
have
a
Beneficial
Ownership
in
any
securities
account
held
away
from
Saturna
Brokerage Services or Saturna Capital. Officers, directors, and employees of a foreign subsidiary of the Advisor are permitted to maintain securities accounts at a custodian acceptable to the subsidiaries’ Chief Compliance Officer, provided that they comply with the following provisions of this section. Reporting Accounts registrations in NEPTUNE are to be marked as "employee" to facilitate monitoring.
a.

No
later
than
10
days
after
becoming
an
Access
Person,
each
Access
Person
shall
meet
with
the
Chief
Compliance
Officer
to
discuss the requirements of this Code. The Access Person shall deliver a current record (as of a date no more than 45 days prior to the date they became an Access Person) of all Securities (including name and quantity) in which the Access Person has a direct or indirect Beneficial Ownership, including the name of any broker, dealer or bank with whom the Access Person maintained an account. The Access Person shall provide evidence that the Access Person has made provision to open an account with Saturna Brokerage Services or another approved brokerage firm, and as soon as practicable, arrange to transfer all Securities holdings to that account and close any previous outside accounts.
b.

At
the
end
of
the
first
month
of
employment,
the
Access
Person
shall
demonstrate
that
he
has
completed
the
process
of
closing
all outside accounts and moving all holdings to the approved brokerage firm. The Chief Compliance Officer will provide appropriate guidance and assistance to the Access Person if needed to complete the process.
c.

An
Access
Person's
willful
non-compliance
with
completion
of
this
process
shall
be
considered
a
violation
of
this
Code
of
Ethics.
3.

The
President
may
permit,
in
unusual
circumstances
and
for
good
cause,
an
Access
Person
to
maintain
a
Reporting
Account
away
from Saturna Brokerage Services or Saturna Capital. If an Access Person is permitted to maintain such an account, the Access Person:

a.

must
have
no
advance
knowledge
or
control
of
any
transaction
in
such
account,
and
b.

shall
be
responsible
for
maintaining
on
a
mirroring
Reporting
Account
an
accurate
history
of
all
security
transactions
that
are
required to be reported under this Code, and
c.

shall
instruct
the
manager
or
custodian
with
which
such
account
is
maintained
to
send
periodic
statements
and
copies
of
security transaction confirmations (if available) directly to the Chief Compliance Officer.
4.

Access
Persons
may
keep
records
of
securities
in
which
they
have
indirect
Beneficial
Ownership
in
separate
Reporting
Account(s)
from those in which they have direct Beneficial Ownership, or may combine those holdings in a single Reporting Account.
5.

Not
considered
admission.
Any
Reporting
Account
submission
may
contain
a
statement
that
the
report
shall
not
be
construed
as
an admission
by
the
person
making
such
report
that
he
has
any
direct
or
indirect
Beneficial
Ownership
in
the
security
to
which
the
report
relates.

6.

Transaction
reporting.

a.

If
not
done
through
a
Reporting
Account,
Access
Persons
shall
report
transactions
in
any
security
in
which
such
person
has,
or because of such transaction acquires, any direct or indirect Beneficial Ownership.
b.

Every
report
shall
be
made
not
later
than
ten
(10)
days
after
the
end
of
the
execution
of
the
transaction,
and
shall
contain
the
following
information:
The
date
of
the
transaction,
the
title
and
the
number
of
shares,
and
the
principal
amount
of
each
security
involved; The nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);
The
price
at
which
the
transaction
was
effected;
The
name
of
the
broker,
dealer,
fund
distributor,
or
bank
with
or
through
whom
the
transaction
was
effected;
and The date that the report was submitted.
c.

If expressly permitted by the Chief Compliance Officer, and if received by the Adviser no later than 30 days after the end of the applicable calendar
quarter,
periodic
statements
or
copies
of
security
transaction
confirmations
containing
the
information
required
by paragraph 17j-1(d)(1)(ii) of the Investment Company Act of 1940 will meet this requirement.

Section 4 - Exemptions from Prohibited Transaction and Reporting Requirements

1.

“Fund
Direct”
Accounts.
Accounts
limited
solely
to
transactions
in
registered
open-end
investment
companies
where
the
Adviser
does not act as adviser, unit investment trusts, 529 plans, and variable contracts.
2.

Exceptions and Exemptions
.
The Chief Compliance Officer may grant an exception to or exemption from this Code to any person, transaction
or
series
of
transactions,
provided
that
the
exception
or
exemption
is
not
contrary
to
the
mandatory
requirements
of
applicable Laws, Rules and Regulations. Exceptions or exemptions must be in writing and specify the reason(s) and any conditions imposed. In determining whether
to
grant
permission
for
an
initial
public
offering
or
limited
offering,
the
Chief
Compliance
Officer
shall
consider,
among other things, whether such offering should be reserved for a Fund or other client of the Adviser, and whether such transaction is being offered to the person because of his or her position with the Adviser. If an Access Person receives approval, they must disclose such investments whenever they are involved in the Adviser’s subsequent consideration of these investments for any client. Further, the decision to purchase or sell such security for any client should be made by persons with no personal direct or indirect interest in the security.
3.

Involuntary
Transactions.
Transactions
that
are
non-volitional
by
either
the
Access
Person
or
any
client
(including
transactions
with respect to which such Access Person has no actual advance knowledge of a given trade).
4.

Automatic
Investment
Plans.
Transactions
made
automatically
in
accordance
with
a
predetermined
schedule
and
allocation,
such
as dividend reinvestment plans.
5.

Rights
Offerings.
Purchases
effected
upon
the
exercise
of
rights
issued
by
an
issuer
pro
rata
to
all
holders
of
a
class
of
its
securities,
to the extent such rights were acquired from such issuer, and sales of rights so acquired.

Section 5 - Periodic Certification

1.

On a quarterly basis, Access Persons (other than those whose trading is subject to Portfolio Manager Restrictions and have not been permitted to
hold
a
Reporting
Account
away)
shall
certify
that
they
have
reviewed
their
quarter-end
holdings
reports
and
that
securities holdings in which they have a beneficial interest are accurately reflected.
2.

On
an
annual
basis,
Access
Persons
whose
trading
is
subject
to
Portfolio
Manager
Restrictions
and
have
not
been
permitted
to
maintain
a Reporting Account away, shall certify that they have reviewed their year-end holdings reports and that securities holdings in which they have a beneficial interest are accurately reflected.
3.

On
an
annual
basis,
all
Access
Persons
shall
certify
that
they
have
read,
understand,
and
intend
to
comply
with
this
Code.

Section 6 - Service as a Director of a Publicly Traded Company

1.

No Access Person shall serve as director of any publicly traded company without first obtaining approval of the President. Any such approval shall be based on a determination by the President that such board service will be consistent with the interests of the clients of the Adviser, and that such person serving as a director will be isolated from those making investment decisions with respect to such company by
appropriate
procedures.
At
the
direction
of
the
President,
in
his
or
her
sole
discretion,
such
person
may
be
required
to
resign from such directorship.

Section 7 - Gifts and Entertainment

1.

The
giving
or
receiving
of
gifts
or
business
entertainment
could
give
rise
to
a
potential
or
actual
conflict
of
interest,
such
that
the
gift
or entertainment is provided as a kickback or quid pro quo.
2.

Gifts:
No Access Person, whether directly or indirectly, shall give or receive a Gift in excess of $100 per year to or from any person associated with
a
financial
services
firm
or
vendor
doing
business
with,
or
hoping
to
do
business
with,
the
Funds
and
or
Saturna.
Gifts
and

entertainment connected to the purchase or sale of a Fund’s portfolio securities are not permitted. All Gifts must be reported to the Chief Compliance
Officer
within
30
days
of
receipt.
For
purposes
of
this
provision,
promotional
items
of
nominal
value
that
are
widely
distributed and display a gift giver’s logo, such as golf balls, shirts, towels and pens, do not fall within the definition of “Gift.”
3.

Business entertainment:
No Access Person may provide Business Entertainment to any person from whom Saturna is soliciting business or with whom Saturna is conducting business, in excess of the dollar limit applicable to such person as established by the President
or
Chief
Financial
Officer
of
Saturna.
Trustees
of
the
Funds
and
investment
advisory
clients
of
Saturna
are
exempted
from
this
requirement.
4.

Payment or Reimbursement of Expenses:
Payments of an Access Person's or Trustee's ("Attendee") expenses in connection with meetings held
by
an
offeror
or
by
a
securities
brokerage
firm,
for
the
purpose
of
training
or
education
of
the
Attendee
may
be
received, provided that:
a.

The
Attendee
keeps,
including
all
compensation
received,
the
name
of
the
offeror
or
brokerage
firm,
the
amount
of
cash
received,
and the nature and, if known, value of any non-cash compensation;
b.

The
Attendee
obtains
the
President's
prior
approval
to
attend
the
meeting;
c.

The
location
is
appropriate
to
the
purpose
of
the
meeting,
which
shall
mean
an
office
of
the
offeror
or
the
brokerage
firm,
or
a
facility located in the vicinity of such office, or a regional location with respect to regional meetings;
d.

The
payment
or
reimbursement
is
not
applied
to
the
expenses
of
guests
of
the
Attendee;
and
e.

The
payment
or
reimbursement
by
the
offeror
or
brokerage
firm
is
not
subject
to
any
conditions.
The
limits
of
this
paragraph
shall
not apply to any expenses incurred by any Fund or trustee which are paid by the Adviser in connection with any meeting, conference, education or other activity of any kind related to business of a Fund.

Section 8 - Disclosures

1.

Fund
trustee
disclosures.
Fund
trustees
must
disclose
ownership
interests
in
Fund
securities,
qualifications
for
their
Fund
positions, compensation, meeting attendance, potential conflicts of interest, and other details specified in SEC regulations which are received through an annual questionnaire. Questions are directed to Fund legal counsel and/or the Chief Compliance Officer.
2.

Code
of
Ethics
disclosure.
The
Funds
disclose
in
their
registration
statements
that:
a.

The
Funds
and
the
Adviser
have
adopted
this
Code
of
Ethics;
b.

This
Code
permits
personnel
to
invest
in
securities
for
their
own
accounts,
and
c.

This
Code
is
on
public
file,
and
available
from,
the
SEC.
This
Code
of
Ethics
is
filed
as
an
exhibit
to
the
Funds'
registration
statements and is available online at Saturna websites.

Section 9 - Administration and Enforcement

1.

The Chief Compliance Officer will administer the Code and shall be responsible for a quarterly review, as prepared by the Reporting Account system,
which
compares
Reporting
Account
securities
transactions
of
Access
Persons
with
completed
portfolio
transactions
of clients
to
determine,
among
other
things,
whether
a
violation
of
this
Code
of
Ethics,
front-running,
or
insider
trading
may
have
occurred.
2.

Possible violations of this Code of Ethics must be reported to the Chief Compliance Officer immediately, or in the absence of the Chief Compliance Officer, to any Compliance Officer, the President, or to any Director. Possible violations shall be promptly investigated, and violations reported through the Chief Compliance Officer to the President and board of directors of the Adviser, with copies to Fund boards. Such report shall include the corrective action taken and any recommendation for disciplinary action deemed appropriate by the Chief Compliance Officer. Such recommendation shall be based on, among other things, the severity of the infraction, whether it is a first or repeat offense, and whether it is part of a pattern of disregard for the letter and intent of this Code of Ethics. The President or board of directors of
the
Adviser
may
impose
such
sanctions
for
violation
of
this
Code
of
Ethics
as
deemed
appropriate,
including,
but
not
limited
to:
a.

Oral
reprimand;
b.

Letter
of
censure;
c.

Suspension
or
termination
of
the
employment;
d.

Reversal
of
a
securities
trade
at
the
violator's
expense
and
risk,
including
disgorgement
of
any
profit;
and
e.

In
serious
cases,
referral
to
law
enforcement
or
regulatory
authorities.
3.

At their first regular meeting in each calendar year, the Fund boards must be provided and review an annual report from the Adviser on compliance for the previous year. The Boards must receive a certification that the Fund and the Adviser "have adopted procedures reasonably necessary
to
prevent
Access
Persons
from
violating"
their
codes
before
approving
this
Code
of
Ethics
and
"not
less
frequently than annually" thereafter. The annual report to the Fund boards must describe any issues and material violations arising under this Code since the last report.

Appendix
A

Sarbanes-Oxley SOX Code of Ethics for the
Principal Executive Officer and Principal Financial Officer
of
AMANA MUTUAL FUNDS TRUST
SATURNA INVESTMENT TRUST

I.
COVERED
OFFICERS/PURPOSE
OF
THE
SOX
CODE

This
Sarbanes-Oxley
SOX
Code
of
Ethics
(the
“SOX
Code”)
for
the
series
of
funds
(each,
a
“Fund”
and
collectively,
the
“Funds”)
of
Amana Mutual
Funds
Trust
and
Saturna
Investment
Trust
(each,
a
“Trust”
and
collectively,
the
“Trusts”)
applies
to
each
Trust’s
Principal
Executive Officer and Principal Financial Officer (the “Covered Officers,” identified on Schedule A). The purpose of this SOX Code is to promote:

Honest
and
ethical
conduct,
including
the
ethical
handling
of
actual
or
apparent
conflicts
of
interest
between
personal
and
professional
relationships;
Full,
fair,
accurate,
timely,
and
understandable
disclosure
in
reports
and
documents
that
a
registrant
files
with,
or
submits
to,
the
SEC
and
in other public communications made by the Funds;
Compliance
with
applicable
laws
and
governmental
rules
and
regulations;
The
prompt
internal
reporting
of
violations
of
the
SOX
Code
to
an
appropriate
person
or
persons
identified
in
the
SOX
Code;
and Accountability for adherence to the SOX Code.
Each
Covered
Officer
should
adhere
to
a
high
standard
of
business
ethics
and
should
be
sensitive
to
situations
that
may
give
rise
to
actual
as well as apparent conflicts of interest.

II.

COVERED
OFFICERS
SHOULD
HANDLE
ETHICALLY
ANY
ACTUAL
AND
APPARENT
CONFLICTS
OF
INTEREST

A
“conflict
of
interest”
occurs
when
a
Covered
Officer’s
personal
interest
interferes
with
the
interests
of,
or
his
service
to,
a
Fund.
For
example,
a conflict of interest would arise if a Covered Officer, or a member of his family, were to receive improper personal benefits as a result of his position with a Fund.
Certain conflicts of interest arise out of the relationships between Covered Officers and a Fund and already are subject to conflict of interest provisions in
the
Investment
Company
Act
of
1940
and
the
Investment
Advisers
Act
of
1940.
For
example,
Covered
Officers
may
not
individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Fund because of their status as “affiliated persons” of the investment adviser to each of the Funds. The compliance programs and procedures of the Funds and Saturna Capital Corporation (“Saturna”) are designed to prevent, or identify and correct, violations of such requirements. This SOX Code does not, and is not intended to, repeal or replace those programs and procedures, and such conflicts fall outside of the parameters of this SOX Code.
Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between each
of
the
Funds
and
Saturna,
for
which
the
Covered
Officers
may
also
serve
as
trustees,
officers,
or
employees.
As
a
result,
this
SOX Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for a Fund or for Saturna, or for both), be involved in
establishing
policies
and
implementing
decisions
that
will
have
different
effects
on
Saturna
and
each
of
the
Funds.
The
participation
of the Covered Officers in such activities is inherent in the contractual relationship between each of the Funds and Saturna and is consistent with the performance
by
the
Covered
Officers
of
their
duties
as
officers
of
one
or
more
Funds
and,
if
addressed
in
conformity
with
the
provisions
of
the Investment Company Act and the Investment Advisers Act, will be deemed to have been handled ethically. In addition, it is recognized by the Boards of Trustees of each Trust (collectively, the “Board of Trustees”) that the Covered Officers may also be directors, officers, or employees of Saturna and are covered by this SOX Code and by a separate code of ethics.
Other conflicts of interest are covered by this SOX Code, even if such conflicts of interest are not subject to provisions in the Investment Company
Act
and
the
Investment
Advisers
Act.
In
reading
the
following
examples
of
conflicts
of
interest
under
this
SOX
Code,
Covered
Officers should keep in mind that such a list cannot ever be exhaustive and cannot consider every possible scenario. As such, the overarching principle that the personal interest of a Covered Officer should not be placed improperly before the interest of a Fund shall govern and shall be the standard by which a Covered Officer’s conduct is judged under this SOX Code.
Each
Covered
Officer
must
not:

Use
his
personal
influence
or
personal
relationships
improperly
to
influence
investment
decisions
or
financial
reporting
by
a
Fund
whereby
the Covered Officer would benefit personally to the detriment of the Fund; and
Cause
a
Fund
to
take
action,
or
fail
to
take
action,
for
the
individual
personal
benefit
of
the
Covered
Officer
rather
than
the
benefit
the
Fund.
There
are
some
potential
conflict
of
interest
situations
that
should
be
discussed
with
Saturna’s
Chief
Legal
Officer
if
material.
Examples
of
these
include:

Service
as
a
director
on
the
board
of
any
public
company;
Any
direct
ownership
interest
in,
or
any
consulting
or
employment
relationship
with,
any
of
the
Funds’
service
providers,
other
than
Saturna
or any affiliated person of Saturna;
A
direct
or
indirect
financial
interest
in
commissions,
transaction
charges,
or
spreads
paid
by
a
Fund
for
effecting
portfolio
transactions
or
for selling or redeeming shares, other than an interest arising from the Covered Officer’s employment, such as compensation or as director, officer, shareholder, or employee of Saturna.

III.

DISCLOSURE
&
COMPLIANCE

It
is
the
responsibility
of
each
Covered
Officer
to
promote
compliance
with
the
standards
and
restrictions
imposed
by
applicable
laws,
rules,
and regulations. In addition, each Covered Officer:
Should
familiarize
himself
with
the
disclosure
requirements
generally
applicable
to
the
Funds;
Should not knowingly misrepresent, or cause others to misrepresent, facts about a Fund to others, whether within or outside Saturna or a Fund, including to a Trust’s Independent Trustees and auditors, and to governmental regulators and self-regulatory organizations; and Should, to the extent appropriate within his area of responsibility, consult with other officers of the Trust and employees of Saturna with the goal of
promoting
full,
fair,
accurate,
timely
and
understandable
disclosure
in
the
reports
and
documents
the
Funds
file
with,
or
submit
to,
the SEC and in other public communications made by the Funds.

IV.

REPORTING
AND
ACCOUNTABILITY

Saturna’s
Chief
Legal
Officer
is
responsible
for
applying
this
SOX
Code
to
specific
situations
in
which
questions
are
presented
under
it
and
has the authority to interpret this SOX Code in any particular situation. The Chief Legal Officer may consult, as appropriate, with the Independent Trustees, and/or
counsel
to
the
Independent
Trustees,
and
is
encouraged
to
do
so.
However,
any
approvals
or
waivers
sought
by
the
Covered Persons will be considered and approved by the Independent Trustees.
Each
Covered
Officer
must:

Upon
adoption
of
the
SOX
Code,
affirm
in
writing
to
the
Board
of
Trustees
that
he
has
received,
read,
and
understands
the
SOX
Code; Annually thereafter affirm to the Board of Trustees that he has complied with the requirements of the SOX Code;
Report
at
least
annually
such
affiliations
or
other
relationships
related
to
conflicts
of
interest
as
covered
by
the
Annual
Directors
&
Officers
Questionnaire;
Not
retaliate
against
any
employee
or
member
of
Saturna
for
reports
of
violations
or
potential
violations
of
law
or
this
SOX
Code
that
are made in good faith; and
Notify
Saturna’s
Chief
Legal
Officer
promptly
if
he
is
aware
of
any
violation
or
potential
violation
of
law
or
this
SOX
Code,
recognizing
that failure to do so is itself a violation of this SOX Code.
Each
of
the
Funds
will
follow
these
procedures
in
investigating
and
enforcing
this
SOX
Code:

Saturna’s
Chief
Legal
Officer
will
take
all
appropriate
action
to
investigate
any
potential
violations
reported
to
him;
If,
after
such
investigation,
the
Chief
Legal
Officer
believes
that
no
violation
has
occurred,
the
Chief
Legal
Officer
is
not
required
to
take
any further action, but he shall discuss with the Trust’s Independent Trustees at its next regularly scheduled meeting his investigation and conclusion;
Any
matter
that
the
Chief
Legal
Officer
believes
is
a
violation
will
be
reported
to
the
Independent
Trustees;
If the Independent Trustees concur that a violation has occurred, the Independent Trustees will consider appropriate action, which may include review
of,
and
appropriate
modifications
to,
applicable
policies
and
procedures;
notification
to
appropriate
personnel
of
Saturna;
or
a recommendation to dismiss the Covered Officer;
The
Independent
Trustees
will
be
responsible
for
granting
waivers,
as
appropriate;
and
Any
changes
to
or
waivers
of
this
SOX
Code
will,
to
the
extent
required,
be
disclosed
as
provided
by
SEC
rules.

V.

OTHER
POLICIES
AND
PROCEDURES

This SOX Code shall be the sole SOX Code of ethics adopted by the Trusts (on behalf of each Fund) for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. To the extent that they overlap or conflict, the
provisions
of
this
SOX
Code
supersede
the
policies
and
procedures
of
the
Funds
and
the
Funds’
adviser,
principal
underwriter,
and other service providers. The Funds’ and Saturna’s Code of Ethics under Rule 17j-1 under the Investment Company Act are separate requirements applying to the Covered Officers and others and are not part of this SOX Code.

VI.

AMENDMENTS

Except
as
to
the
individuals
listed
on
Schedule
A,
this
SOX
Code
may
not
be
amended
except
in
written
form,
which
shall
be
explicitly
approved or ratified by a majority vote of each Trust’s Independent Trustees.

VII.

CONFIDENTIALITY

All reports and records prepared or maintained pursuant to this SOX Code shall be considered confidential and shall be maintained and protected accordingly.
Except
as
otherwise
required
by
law
or
this
SOX
Code,
such
matters
shall
not
be
disclosed
to
anyone
other
than
the Independent Trustees and their independent legal counsel.

VIII.

INTERNAL
USE

The
SOX
Code
is
intended
solely
for
the
internal
use
by
each
of
the
Funds
and
does
not
constitute
an
admission,
by
or
on
behalf
of
any
Fund,
as to any fact, circumstance, or legal conclusion.

SCHEDULE
A

Persons
Covered
by
this
SOX
Code
of
Ethics
        Position
with
Trusts
Nicholas
F.
Kaiser
                            Principal
Executive
Officer
Jane
K.
Carten
                                 Principal
Executive
Officer
Christopher
R.
Fankhauser
              Principal
Financial
Officer